SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  April 28, 2003


                          THE PROCTER & GAMBLE COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
--------------------------------------------------------------------------------
(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                  45202
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (513) 983-1100
                                                     ---------------------------


ITEM 9. REGULATION FD DISCLOSURE

         On April 28, 2003, The Procter & Gamble Company (the "Company") issued a news release with respect to the launching of a tender offer for the shares of Wella AG. The Company is furnishing this 8-K pursuant to Item 9, "Regulaton FD Disclosure." A copy of the English Translation of the Offer Document is attached hereto as Exhibit 99.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       /s/SHARON E. ABRAMS
                                       ------------------------------------
                                       Sharon E. Abrams, Secretary
                                       April 28, 2003




                                     Exhibit

99.  News Release by The Procter & Gamble Company dated April 28, 2003.